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                                                                   Exhibit 10.37


          STATEMENT UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned officers of Provant, Inc. (the "Company") hereby certify that, as of the date of this statement, the Company's annual report on Form 10-K for the year ended June 30, 2002 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the year ended June 30, 2002.

         The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002. This statement is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Act or any other federal or state law or regulation.

         Date:  October 15, 2002                  /s/ John H. Zenger
                                                  -----------------------
                                                  Name: John H. Zenger
                                                  Title: Chief Executive Officer

         Date:  October 15, 2002                  /s/ Janet Hoey
                                                  ------------------------
                                                  Name: Janet Hoey
                                                  Title: Chief Financial Officer